INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
The reconciliation of the effective tax rate is as follows:

	2022	2021
	$	$
Net earnings (loss) before income taxes	17,775,766	(43,325,320)
Combined statutory income tax rate in Canada	26.50%	26.50%
Expected income tax expense (recovery)	4,710,578	(11,481,210)
Non-deductible share-based employee remuneration	3,275,949	18,836,477
Change in fair value of share warrant obligations	(26,889,069)	(22,735,914)
Non-deductible accretion expense	16,529	538,444
Change in unrecognized deferred tax assets	18,596,751	13,867,662
Impact of US tax rate applicable to the subsidiary	173,323	223,297
Non-deductible expenses	114,518	818,490
Other	1,421	(67,246)
	—	—
18 - INCOME TAXES (CONTINUED)
The Group has unused research and development expenditures and non-capital losses carried forward for its Canadian subsidiaries for which deferred tax assets have not been recognized amounting to $113,255,000 ($57,051,000 as at December 31, 2021). Research and development expenditures can be carried forward indefinitely, and the Group's non-capital loss carry-forwards expire between 2032 and 2042.
In addition, the Group has access to federal non-refundable investment tax credits in the amount of $10,307,000 ($9,074,000 as at December 31, 2021) expiring between 2037 and 2042.
The Group also has, through its subsidiaries in the United States of America, unused tax losses carried forward amounting to $26,077,000 ($15,416,000 as at December 31, 2021) for which no deferred tax asset has been recognized. These losses can be carried forward indefinitely.